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                               RYDEX SERIES FUNDS

                      SUPPLEMENT DATED APRIL 1, 2002 TO THE
     RYDEX SERIES FUNDS PROSPECTUSES, DATED AUGUST 1, 2001, AS SUPPLEMENTED

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following information supplements the information under the headings "Investing With Rydex: Shareholder Information" and "Rydex Account Policies For All Shareholders."

     The NAV of the U.S. Government Money Market Fund is determined once each Business Day, at 4:00 p.m., Eastern Time. To receive the current Business Day's dividend, the transfer agent must receive your purchase order for shares of the U.S. Government Money Market Fund before 3:30 p.m., Eastern Time.

The following information supplements the information under the heading "U.S. Government Money Market Fund - Portfolio Investment Strategy."

     The U.S. Government Money Market Fund may invest in Eurodollar time deposits

Eurodollar time deposits are U.S. dollar denominated time deposits with foreign branches of U.S. Banks or foreign banks.

                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE